UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 17, 2016

DineEquity, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

450 North Brand Boulevard, Glendale, California	91203-2306
(Address of principal executive offices)	(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure.

Julia A. Stewart, Chairman and Chief Executive Officer of DineEquity, Inc., a Delaware corporation (the “Corporation”), will present a corporate overview at the Corporation’s 2016 Annual Meeting of Stockholders (“Annual Meeting”) on May 17, 2016.  A copy of the presentation to be used during the Annual Meeting is attached to this Current Report on Form 8-K as Exhibit 99.1 and is also available in the “Investors” section of the Corporation’s website at www.dineequity.com.

The information contained in this Item 7.01, including the related information set forth in the Annual Meeting presentation attached hereto as Exhibit 99.1 is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                     Exhibits.

Exhibit Number	Description
99.1	2016 Annual Meeting of Stockholders Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 17, 2016	DINEEQUITY, INC.

	By:	/s/ Thomas W. Emrey
Thomas W. Emrey Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	2016 Annual Meeting of Stockholders Presentation